Exhibit 99.1

Supermicro Announces Second Quarter Fiscal Year 2022 Financial Results

SAN JOSE, Calif. -- February 1, 2022 (BUSINESS WIRE) -- Super Micro Computer, Inc. (Nasdaq: SMCI), a global leader in high-performance, high-efficiency server and storage technology and green computing, today announced financial results for its second quarter of fiscal year 2022 ended December 31, 2021.

Second Quarter Fiscal Year 2022 Highlights
•Net sales of $1.17 billion versus $1.03 billion in the first quarter of fiscal year 2022 and $830 million in the same quarter of last year.

•Gross margin of 14.0% versus 13.4% in the first quarter of fiscal year 2022 and 16.4% in the same quarter of last year.

•Net income of $42 million versus $25 million in the first quarter of fiscal year 2022 and $28 million in the same quarter of last year.

•Diluted net income per common share of $0.78 versus $0.48 in the first quarter of fiscal year 2022 and $0.52 in the same quarter of last year.

•Non-GAAP diluted net income per common share of $0.88 versus $0.58 in the first quarter of fiscal year 2022 and $0.63 in the same quarter of last year.

•Cash flow used in operations for the second quarter of fiscal year 2022 of $53 million and capital expenditures of $12 million.

Non-GAAP gross margin for the second quarter of fiscal year 2022 was 14.0%, which adds back stock-based compensation expenses of $0.5 million. Non-GAAP diluted net income per common share for the second quarter of fiscal year 2022 was $0.88, which adds back stock-based compensation expenses of $9.2 million and controls remediation and litigation expenses of $0.6 million, net of the related tax effects.

As of December 31, 2021, total cash and cash equivalents was $247 million and total bank debt was $316 million.

“We are pleased to announce that our fiscal Q2 quarterly revenue grew 41% year over year, exceeding $1 billion for the third consecutive quarter, as Supermicro continues its transformation from a server hardware company into a higher value Total IT

Solutions company,” said Charles Liang, Chairman and CEO. “Our Q2 performance significantly outperformed the industry growth rate again and was driven by strong design win momentum and record high shipments to our key global customers in the large enterprise, cloud, AI, and 5G/Telco markets. We continue to gain more top leading technology partners and global large enterprise accounts while growing market share and are accelerating our plan to achieve $10 billion in annual revenue much sooner.”
Business Outlook and Management Commentary
For the third quarter of fiscal year 2022 ending March 31, 2022, the Company expects net sales of $1.1 billion to $1.2 billion, GAAP net income per diluted share of $0.58 to $0.81 and non-GAAP net income per diluted share of $0.70 to $0.90. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 15% and 16.5%, respectively, and a fully diluted share count of 54.5 million shares for GAAP and fully diluted share count of 56.0 million shares for non-GAAP. The outlook for Q3 of fiscal year 2022 GAAP net income per diluted share includes approximately $8.5 million in expected stock-based compensation expense and $1.7 million in other expenses that are excluded from non-GAAP net income per diluted share.
For fiscal year 2022 ending June 30, 2022, the Company maintains its previous guidance of net sales of $4.2 billion to $4.6 billion, GAAP net income per diluted share of at least $2.77 and non-GAAP net income per diluted share of at least $3.20. The Company’s projections for GAAP and non-GAAP net income per diluted share assume a tax rate of approximately 15% and 17%, respectively, and a fully diluted share count of 54.1 million shares for GAAP and fully diluted share count of 55.6 million shares for non-GAAP. The outlook for fiscal year 2022 GAAP net income per diluted share includes approximately $37 million in expected stock-based compensation expense and other expenses that are excluded from non-GAAP net income per diluted share.

Conference Call and Webcast Information
Supermicro will hold a public webcast at 2:00 p.m. PST today to discuss the results for its second quarter of fiscal year 2022.
Those wishing to access the live webcast may use the following link:
https://event.on24.com/wcc/r/3574289/D238497E507F483833A2377F81B76B13

The conference call can be accessed by registering online at:

https://conferencingportals.com/event/fIceWmPv

After registering, a confirmation will be sent through email, including dial-in details and unique conference call codes for entry. Registration is open during the live call, but to ensure connectivity for the full call, it is recommended that participants register a day in advance and dial-in for the call at least 10 minutes before the start of the call.

A replay of the webcast will be available shortly after the call on the Company’s investor relations website (https://ir.supermicro.com) and will remain accessible for one year.

Cautionary Statement Regarding Forward Looking Statements
Statements contained in this press release that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, the third quarter of fiscal year 2022 and full fiscal year 2022 guidance, the Company's long-term growth targets, the ability to accelerate sales growth to achieve the revenue target much sooner, the ability to transform to a Total IT Solutions company and gain market share, and the ability to execute on the Company's strategy during the global COVID-19 pandemic. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause our actual results to differ materially from those anticipated, including: (i) the global COVID-19 pandemic continues to present significant uncertainties for all parts of our business including our supply chain, our production operations and customer demand, (ii) our quarterly operating results may fluctuate, which could cause rapid declines in our stock price, (iii) as we increasingly target larger customers and larger sales opportunities, our customer base may become more concentrated, our cost of sales may increase, our margins may be lower and our sales may be less predictable, (iv) if we fail to meet publicly announced financial guidance or other expectations about our business, our stock could decline in value, (v) the average sales prices for our server solutions could decline if customers do not continue to purchase our latest generation products or additional components, and (vi) adverse economic conditions may harm our business. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in our filings with the Securities and Exchange Commission, including those factors discussed under the caption "Risk Factors" in such filings, particularly in our Annual Report on Form 10-K for our fiscal year ended June 30, 2021.

Use of Non-GAAP Financial Measures

Non-GAAP gross margin discussed in this press release adds back stock-based compensation expenses and other expenses. Non-GAAP diluted net income per common share discussed in this press release adds back stock-based compensation expenses, special performance bonuses, controls remediation and litigation expenses and other non-recurring expenses, and excludes a credit from an executive SEC settlement, which are all adjusted for the related tax effects of the applicable items. Management presents non-GAAP financial measures because it considers them to be important supplemental measures of performance. Management uses the non-GAAP financial measures for planning purposes, including analysis of the Company's performance against prior periods, the preparation of operating budgets and to determine appropriate levels of operating and capital investments. Management also believes that the non-GAAP financial measures provide additional insight for analysts and investors in evaluating the Company's financial and operational performance. However, these non-GAAP financial measures have limitations as an analytical tool and are not intended to be an alternative to financial measures prepared in accordance with GAAP. A reconciliation of gross margin to non-GAAP gross margin and from diluted net income per common share to non-GAAP diluted net income per common share is included in the tables below.

About Super Micro Computer, Inc.
Supermicro (NASDAQ: SMCI) is a global leader in Application-Optimized Total IT Solutions. Founded and operating in San Jose, California, Supermicro is committed to delivering first to market innovation for Enterprise, Cloud, AI and 5G Telco/Edge IT Infrastructure. We are transforming to being a Total IT Solutions provider with server, AI, storage, IoT and switch systems, software and services while continuing to deliver advanced high-volume motherboard, power and chassis products. The products are designed and manufactured in-house (in US, Taiwan and Netherlands) leveraging global operations for scale and efficiency and optimized to improve TCO and reduce environmental impact (Green Computing). The award-winning portfolio of Server Building Block Solutions® allows customers to optimize for their exact workload and application by selecting from a broad family of systems built from our flexible and reusable building blocks that support a comprehensive set of form factors, processors, memory, GPUs, storage, networking, power and cooling solutions (air conditioned, free air cooling or liquid cooling).

Supermicro, Server Building Block Solutions, and We Keep IT Green are trademarks and/or registered trademarks of Super Micro Computer, Inc.

Investor Relations Contact
Nicole Noutsios
email: ir@supermicro.com

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)
 (unaudited)

	December 31,	June 30,
	2021	2021
ASSETS
Current assets:
Cash and cash equivalents	$247,407	$232,266
Accounts receivable, net of allowances	497,431	463,834
Inventories	1,393,672	1,040,964
Prepaid expenses and other current assets	154,778	130,195
Total current assets	2,293,288	1,867,259
Investment in equity investee	4,459	4,578
Property, plant and equipment, net	280,282	274,713
Deferred income taxes, net	61,837	63,288
Other assets	36,736	32,126
Total assets	$2,676,602	$2,241,964
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$695,180	$612,336
Accrued liabilities	171,010	178,850
Income taxes payable	14,464	12,741
Short-term debt	176,904	63,490
Deferred revenue	142,021	101,479
Total current liabilities	1,199,579	968,896
Deferred revenue, non-current	110,531	100,838
Long-term debt, net of debt issuance costs	139,032	34,700
Other long-term liabilities	40,615	41,132
Total liabilities	1,489,757	1,145,566
Stockholders’ equity:
Common stock and additional paid-in capital	460,990	438,012
Accumulated other comprehensive income	549	453
Retained earnings	725,129	657,760
Total Super Micro Computer, Inc. stockholders’ equity	1,186,668	1,096,225
Noncontrolling interest	177	173
Total stockholders’ equity	1,186,845	1,096,398
Total liabilities and stockholders’ equity	$2,676,602	$2,241,964

SUPER MICRO COMPUTER, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands except per share amounts)
 (unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2021	2020	2021	2020
Net sales	$1,172,419	$830,306	$2,205,149	$1,592,556
Cost of sales	1,008,676	694,211	1,903,267	1,326,546
Gross profit	163,743	136,095	301,882	266,010
Operating expenses:
Research and development	65,471	52,729	130,614	107,527
Sales and marketing	21,960	20,740	43,584	41,032
General and administrative	25,263	25,261	47,507	49,640
Total operating expenses	112,694	98,730	221,705	198,199
Income from operations	51,049	37,365	80,177	67,811
Other expense, net	(607)	(2,539)	(557)	(3,380)
Interest expense	(1,150)	(569)	(1,954)	(1,243)
Income before income tax provision	49,292	34,257	77,666	63,188
Income tax provision	(7,599)	(5,108)	(10,924)	(8,768)
Share of income (loss) from equity investee, net of taxes	239	(1,475)	627	(145)
Net income	$41,932	$27,674	$67,369	$54,275
Net income per common share:
Basic	$0.82	$0.54	$1.32	$1.05
Diluted	$0.78	$0.52	$1.27	$1.00
Weighted-average shares used in calculation of net income per common share:
Basic	51,314	51,499	51,055	51,914
Diluted	53,511	53,584	53,213	54,005

Stock-based compensation is included in the following cost and expense categories by period (in thousands):

	Three Months Ended December 31,		Six Months Ended December 31,
	2021	2020	2021	2020
Cost of sales	$471	$407	$918	$910
Research and development	4,103	3,339	7,983	7,041
Sales and marketing	496	497	1,013	1,014
General and administrative	4,106	2,210	6,277	4,658
Stock-based compensation expense	$9,176	$6,453	$16,191	$13,623

SUPER MICRO COMPUTER, INC.
SELECTED CASH FLOW INFORMATION
(in thousands)
 (unaudited)

	Six Months Ended December 31,
	2021	2020
Net cash provided by (used in) operating activities	$(187,722)	$183,802
Net cash used in investing activities	(24,306)	(25,551)
Net cash provided by (used in) financing activities	227,173	(53,697)
Effect of exchange rate fluctuations on cash	(9)	540
Net increase in cash, cash equivalents and restricted cash	15,136	105,094
Cash, cash equivalents and restricted cash at the beginning of the period	233,449	212,390
Cash, cash equivalents and restricted cash at the end of the period	$248,585	$317,484

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands except per share amounts)
 (unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2021	2020	2021	2020
GAAP GROSS PROFIT	$163,743	$136,095	301,882	$266,010
Stock-based compensation	471	407	918	910
Other expenses	—	—	295	20
NON-GAAP GROSS PROFIT	$164,214	$136,502	$303,095	$266,940

GAAP GROSS MARGIN	14.0%	16.4%	13.7%	16.7%
Stock-based compensation expenses	—%	—%	—%	0.1%
Other expenses	—%	—%	—%	—%
NON-GAAP GROSS MARGIN	14.0%	16.4%	13.7%	16.8%

GAAP OPERATING EXPENSE	$112,694	$98,730	$221,705	$198,199
Stock-based compensation	(8,705)	(6,046)	(15,273)	(12,713)
Executive SEC settlement	—	—	—	2,122
Special performance bonuses	—	(2,531)	(158)	(2,621)
Other expenses	—	—	—	(221)
Controls remediation and litigation expenses	(597)	—	(1,923)	—
NON-GAAP OPERATING EXPENSE	$103,392	$90,153	$204,351	$184,766

GAAP INCOME FROM OPERATIONS	$51,049	$37,365	$80,177	$67,811
Stock-based compensation	9,176	6,453	16,191	13,623
Executive SEC settlement	—	—	—	(2,122)
Special performance bonuses	—	2,531	453	2,621
Other expenses	—	—	—	241
Controls remediation and litigation expenses	597	—	1,923	—
NON-GAAP INCOME FROM OPERATIONS	$60,822	$46,349	$98,744	$82,174

GAAP TAX EXPENSE	$7,599	5,108	10,924	$8,768
Adjustments to tax provision	3,339	1,977	6,169	3,160
NON-GAAP TAX EXPENSE	$10,938	$7,085	$17,093	$11,928

GAAP NET INCOME	$41,932	$27,674	$67,369	$54,275
Stock-based compensation	9,176	6,453	16,191	13,623
Executive SEC settlement	—	—	—	(2,122)
Special performance bonuses	—	2,531	453	2,621
Other expenses	—	—	—	241
Controls remediation and litigation expenses	597	—	1,923	—
Adjustments to tax provision	(3,339)	(1,977)	(6,169)	(3,160)
NON-GAAP NET INCOME	$48,366	$34,681	$79,767	$65,478

GAAP NET INCOME PER COMMON SHARE – BASIC	$0.82	0.54	$1.32	$1.05
Impact of Non-GAAP adjustments	0.12	0.13	0.24	0.21

SUPER MICRO COMPUTER, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(in thousands except per share amounts)
 (unaudited)

	Three Months Ended December 31,		Six Months Ended December 31,
	2021	2020	2021	2020
NON-GAAP NET INCOME PER COMMON SHARE – BASIC	$0.94	$0.67	$1.56	$1.26

GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.78	0.52	1.27	1.00
Impact of Non-GAAP adjustments	0.10	0.11	0.19	0.18
NON-GAAP NET INCOME PER COMMON SHARE – DILUTED	$0.88	$0.63	$1.46	$1.18

WEIGHTED-AVERAGE SHARES USED IN COMPUTING NET INCOME PER COMMON SHARE

BASIC – GAAP	51,314	51,499	51,055	51,914
BASIC - NON-GAAP	51,314	51,499	51,055	51,914

DILUTED – GAAP	53,511	53,584	53,213	54,005
DILUTED - NON-GAAP	54,947	55,133	54,655	55,508